SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[X] Current report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

                                February 3, 2004
                                 Date of Report
                        (Date of earliest event reported)

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

            Delaware                    001-31446                45-0466694
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
         incorporation)                  Number)             Identification No.)

                       707 Seventeenth Street, Suite 3300
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                         Telephone Number (303) 295-3995
                         (Registrant's telephone number)

                                 Not applicable
                            (Former name and address)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

C.    Exhibits

Exhibit No.       Description

99.1              Press Release is furnished pursuant to Item 9.

ITEM 9. REGULATION FD DISCLOSURE

On February 3, 2004, Cimarex Energy Co. (NYSE XEC) updated its production volume guidance and scheduled the fourth quarter 2003 conference call. A copy of the press release is furnished as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CIMAREX ENERGY CO.

Dated: February 3, 2004                          By: /s/ Paul Korus
                                                     ---------------------------
                                                     Paul Korus, Vice President,
                                                     Chief Financial Officer,
                                                     Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release